Commitments (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Commitments (Textual)
Exchange of shares corresponding number of Holdings Units		$ 25,000
Business Combination, description	At the closing of the Business Combination, the Company paid an affiliate of Macquarie Capital (USA) Inc. a $4 million fee, comprised of $2 million in cash and 200,000 shares of Class A common stock for its services as a financial advisor.
Cash	$ 95,683	$ 1,275,571
Underwriters [Member]
Commitments (Textual)
Deferred fee	$ 0.35
Gross proceeds from offering	$ 7,000,000
Deferred legal fee	7,000,000
Cash	$ 6,000,000